--------------------------------------------------------------------------------
FEDERATED STOCK TRUST
PROSPECTUS

Federated Stock Trust (the "Trust") is a no-load, open-end, diversified management investment company (a mutual fund) investing in common stocks of high quality companies to achieve growth of income and capital.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Trust. Keep this prospectus for future reference.


The Trust has also filed a Statement of Additional Information dated December 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 31, 1995


TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF TRUST EXPENSES                        1
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             2
--------------------------------------------------
GENERAL INFORMATION                              3
--------------------------------------------------
INVESTMENT INFORMATION                           3
--------------------------------------------------
  Investment Objective                           3
  Investment Policies                            3
  Investment Limitations                         5

TRUST INFORMATION                                5
--------------------------------------------------
  Management of the Trust                        5
  Distribution of Trust Shares                   7
  Administration of the Trust                    7
  Brokerage Transactions                         8

NET ASSET VALUE                                  8
--------------------------------------------------
INVESTING IN THE TRUST                           8
--------------------------------------------------
  Share Purchases                                8
  Minimum Investment Required                    9
  What Shares Cost                               9
  Exchanging Securities for Trust
    Shares                                       9
  Subaccounting Services                         9
  Certificates and Confirmations                10
  Dividends                                     10
  Capital Gains                                 10
  Retirement Plans                              10

REDEEMING SHARES                                10
--------------------------------------------------
  Telephone Redemption                          10
  Written Requests                              11
  Accounts with Low Balances                    11

SHAREHOLDER INFORMATION                         12
--------------------------------------------------
  Voting Rights                                 12

TAX INFORMATION                                 12
--------------------------------------------------
  Federal Income Tax                            12
  Pennsylvania Corporate and Personal
    Property Taxes                              12

PERFORMANCE INFORMATION                         12
--------------------------------------------------
FINANCIAL STATEMENTS                            14
--------------------------------------------------
REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                          25
--------------------------------------------------
ADDRESSES                                       26
--------------------------------------------------



                                       I


SUMMARY OF TRUST EXPENSES

--------------------------------------------------------------------------------

                                      SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable).......................................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................       None
Exchange Fee.....................................................................................       None


                                      ANNUAL TRUST OPERATING EXPENSES
                                  (As a percentage of average net assets)
Management Fee (after waiver) (1)................................................................      0.72%
12b-1 Fee........................................................................................       None
Total Other Expenses.............................................................................      0.29%
  Shareholder Services Fee (after waiver) (2).........................................      0.10%
        Total Operating Expenses (3).............................................................      1.01%




(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion.



(2) The maximum shareholder services fee is 0.25%.



(3) The total operating expenses would have been 1.18% absent the waiver of a portion of the management fee and the voluntary waiver of a portion of the shareholder services fee.



    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------  ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of
each time period.................................................     $10        $32        $56       $124




    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                                       1

FEDERATED STOCK TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 25.

                                                                YEAR ENDED OCTOBER 31,
                                     -----------------------------------------------------------------------------
                                      1995      1994      1993      1992      1991      1990      1989     1988(a)
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $26.33    $26.40    $24.18    $23.99    $18.55    $25.19    $22.87    $22.10
-----------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------
  Net investment income                0.47      0.46      0.48      0.56      0.51      0.70      0.70      0.52
-----------------------------------
  Net realized and unrealized gain
  (loss) on investments                5.04      0.68      4.27      1.79      6.23     (4.42)     2.34      1.03
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
  Total from investment operations     5.51      1.14      4.75      2.35      6.74     (3.72)     3.04      1.55
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
-----------------------------------
  Distributions from net investment
  income                              (0.49)    (0.43)    (0.49)    (0.55)    (0.56)    (0.78)    (0.65)    (0.52)
-----------------------------------
  Distributions in excess of net
  investment income                    --        --       (0.02)(e)   --       --        --        --        --
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions from net
  investment income                   (0.49)    (0.43)    (0.51)    (0.55)    (0.56)    (0.78)    (0.65)    (0.52)
-----------------------------------
  Distributions from net realized
  gain on investment transactions     (0.69)    (0.78)    (2.02)    (1.61)    (0.74)    (2.14)    (0.07)    (0.26)
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
  Total distributions                 (1.18)    (1.21)    (2.53)    (2.16)    (1.30)    (2.92)    (0.72)    (0.78)
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD       $30.66    $26.33    $26.40    $24.18    $23.99    $18.55    $25.19    $22.87
-----------------------------------  -------   -------   -------   -------   -------   -------   -------   -------
                                     -------   -------   -------   -------   -------   -------   -------   -------
TOTAL RETURN (b)                      21.98%     4.55%    20.88%    10.78%    37.50%   (16.36%)   13.48%     7.14%
-----------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------
  Expenses                             1.01%     0.97%     0.97%     0.99%     1.00%     0.98%     0.95%     0.94%*
-----------------------------------
  Net investment income                1.71%     1.81%     1.83%     2.33%     2.25%     3.03%     2.75%     3.08%*
-----------------------------------
  Expense waiver/reimbursement         0.15%(d)   --       --        --        --        --        --        --
-----------------------------------
SUPPLEMENTAL DATA
-----------------------------------
  Net assets, end of period (000
    omitted)                         $632,069  $600,664  $554,062  $386,490  $369,505  $332,241  $573,047  $636,426
-----------------------------------
  Portfolio turnover                     42%       28%       26%       54%       49%       53%       35%       31%
-----------------------------------

                                       YEAR ENDED JANUARY 31,
                                     ---------------------------
                                      1988      1987      1986
-----------------------------------  -------   -------   -------
NET ASSET VALUE, BEGINNING OF
PERIOD                               $24.00    $20.43    $17.34
-----------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------
  Net investment income                0.68      0.66      0.66
-----------------------------------
  Net realized and unrealized gain
  (loss) on investments               (1.50)     4.99      3.48
-----------------------------------  -------   -------   -------
  Total from investment operations    (0.82)     5.65      4.14
-----------------------------------  -------   -------   -------
LESS DISTRIBUTIONS
-----------------------------------
  Distributions from net investment
  income                              (0.64)    (0.64)    (0.65)
-----------------------------------
  Distributions in excess of net
  investment income                    --        --        --
-----------------------------------  -------   -------   -------
  Total distributions from net
  investment income                   (0.64)    (0.64)    (0.65)
-----------------------------------
  Distributions from net realized
  gain on investment transactions     (0.44)    (1.44)    (0.40)
-----------------------------------  -------   -------   -------
  Total distributions                 (1.08)    (2.08)    (1.05)
-----------------------------------  -------   -------   -------
NET ASSET VALUE, END OF PERIOD       $22.10    $24.00    $20.43
-----------------------------------  -------   -------   -------
                                     -------   -------   -------
TOTAL RETURN (b)                      (3.64%)   29.02%    24.78%
-----------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------
  Expenses                             0.89%     0.93%     1.00%
-----------------------------------
  Net investment income                2.82%     3.04%     3.69%
-----------------------------------
  Expense waiver/reimbursement         --        --        0.04%(c)
-----------------------------------
SUPPLEMENTAL DATA
-----------------------------------
  Net assets, end of period (000
    omitted)                         $675,110  $611,856  $284,856
-----------------------------------
  Portfolio turnover                     51%       19%       35%
-----------------------------------



*   Computed on an annualized basis.

(a) For the nine months ended October 31, 1988.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(d) This voluntary expense decrease for the shareholder services fee is reflected in both the expense and net investment income ratios shown above.



(e) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.


(See Notes which are an integral part of the Financial Statements)


Further information about the Trust's performance is contained in the Trust's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.


                                       2

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated December 30, 1981. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Trustees have not established separate series or classes of shares.

Trust shares are sold and redeemed at net asset value without a sales charge imposed by the Trust.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Trust is to provide growth of income and capital by investing principally in a professionally-managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless otherwise stated, the investment objective and the policies and limitations described below cannot be changed without the approval of shareholders.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Trust's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations.

    COMMON STOCKS. The Trust invests primarily in common stocks of companies selected by the Trust's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Trust's investment adviser and may outweigh revenues.

    OTHER CORPORATE SECURITIES. The Trust may invest in preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

    U.S.  GOVERNMENT  SECURITIES.    The Trust  may  invest  in  U.S. government
    securities.

    REPURCHASE AGREEMENTS. The U.S. government securities in which the Trust invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Trust or its custodian will take possession of the securities subject to

                                       3
    repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Trust might be delayed pending court action. The Trust believes that under the regular procedures normally in effect for custody of the Trust's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Trust and allow retention or disposition of such securities. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees.


    MONEY MARKET  INSTRUMENTS.   The  Trust  may  also invest  in  money  market
    instruments.



    SECURITIES OF FOREIGN ISSUERS. The Trust may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of investment policy, which may be changed without shareholder approval, the Trust will not invest more than 10% of its assets in American Depositary Receipts ("ADRs").


As a matter of practice, the Trust will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

At least 80% of the Trust's portfolio will be invested in common stocks, unless it is in a defensive position.

RESTRICTED AND ILLIQUID SECURITIES. The Trust intends to invest in restricted securities up to specific limitations. These limitations are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Trust may otherwise invest pursuant to the investment objective and policies but which are subject to restriction on resale under federal securities law. As a matter of investment practice, which may be changed without shareholder approval, the Trust will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of net assets.

The Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Trust, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Trust through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees of the Trust are quite liquid. The Trust intends, therefore, to treat the restricted securities

                                       4

which meet the  criteria for  liquidity established by  the Trustees,  including
Section 4(2) commercial paper, as determined by the investment adviser of the Trust, as liquid and not subject to the investment limitation applicable to illiquid securities and restricted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Trust may pay more/less than the market value of the securities on the settlement date.

The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER. Although the Trust does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Trust's investment adviser believes it is appropriate to do so in light of the Trust's investment objective, without regard to the length of time a particular security may have been held.

INVESTMENT LIMITATIONS

The Trust will not:

    - borrow money or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

    - invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);

    - invest more than 5% of total assets in securities of issuers that have records of less than three years of continuous operations;

    - invest more than 10% of its total assets in securities subject to restrictions on resale; or

    - acquire more than 10% of the voting securities of any one issuer.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

                                       5

    INVESTMENT ADVISER. Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser, (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Trust.
    ADVISORY FEES. The annual investment advisory fee is based on the Trust's average daily net assets as shown on the chart below.

                AVERAGE DAILY                ADVISORY FEE AS % OF
                  NET ASSETS               AVERAGE DAILY NET ASSETS
             --------------------          ------------------------
             First $500 million                   .75 of 1%
             Second $500 million                  .675 of 1%
             Third $500 million                   .600 of 1%
             Fourth $500 million                  .525 of 1%
             Over $2 billion                      .40 of 1%




    Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees, and could result in severe penalties.



    Under the investment advisory contract, the Adviser will reimburse the Trust the amount, limited to the amount of the advisory fee, by which the Trust's aggregate annual operating expenses, including its investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses exceed 1% of its average daily net assets. This does not include reimbursement to the Trust of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Trust for operating expenses in excess of limitations established by certain states.


    ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


    Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion


                                       6


    invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.


    Peter R. Anderson has been the Trust's senior portfolio manager since 1982. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of the Trust's investment adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.
    Timothy E. Keefe has been the Trust's portfolio manager since June 1, 1995. Mr. Keefe joined Federated Investors in 1987 and has been an Assistant Vice President of the Trust's investment adviser since 1993. Mr. Keefe served as an Investment Analyst of the investment adviser from 1991 to 1993, and from 1987 until 1991 he acted as a Marketing Representative in the Broker Dealer Department. Mr. Keefe is a Chartered Financial Analyst and received his M.B.A. in Business Administration from the University of Pittsburgh.


DISTRIBUTION OF TRUST SHARES

Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a wholly-owned subsidiary of Federated Investors.


SHAREHOLDER SERVICES. The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Trust may make payments up to .25 of 1% of the average daily net asset value of Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily.



Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.


ADMINISTRATION OF THE TRUST

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Administrative Services provides these at an annual

                                       7

rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

              MAXIMUM                   AVERAGE AGGREGATE DAILY NET
         ADMINISTRATIVE FEE                 ASSETS OF THE TRUST
        --------------------        ------------------------------------
             .15 of 1%              on the first $250 million
             .125 of 1%             on the next $250 million
             .10 of 1%              on the next $250 million
             .075 of 1%             on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


BROKERAGE TRANSACTIONS


When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Trust and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board of Trustees.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Trust's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE TRUST
--------------------------------------------------------------------------------
SHARE PURCHASES

Trust shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased either by wire or mail.

To purchase shares of the Trust, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Trust reserves the right to reject any purchase request.

    BY WIRE. To purchase shares of the Trust by Federal Reserve wire, call the Trust before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Services Company,

                                       8

    c/o State Street Bank and  Trust Company, Boston, Massachusetts;  Attention:
    EDGEWIRE; For Credit to: Federated Stock Trust; Fund Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028.


    BY MAIL. To purchase shares of the Trust by mail, send a check made payable to Federated Stock Trust to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank, into federal funds. This is generally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Trust is $25,000 plus any non-affiliated bank or broker's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Trust. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.


WHAT SHARES COST

Trust shares are sold at their net asset value, next determined after an order is received. There is no sales charge imposed by the Trust. Investors who purchase Trust shares through a non-affiliated bank or broker may be charged an additional service fee by that bank or broker.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


EXCHANGING SECURITIES FOR TRUST SHARES

Investors may exchange certain securities or a combination of securities and cash for Trust shares. The securities and any cash must have a market value of at least $25,000. The Trust reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Trust are valued in the same manner as the Trust values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Shares purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

SUBACCOUNTING SERVICES

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Institutions holding Trust shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also

                                       9

charge fees for other services provided which may be related to the ownership of Trust shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Trust, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Trust. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS
Dividends are declared and paid quarterly to all shareholders invested in the Trust on the record date. Unless shareholders request cash payments by writing to the Trust, dividends are automatically reinvested in additional shares of the Trust on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Trust, if any, will be distributed at least once every 12 months.

RETIREMENT PLANS

Shares of the Trust can be purchased as an investment for retirement plans or for IRA accounts. For further details contact Federated Securities Corp. and consult a tax adviser.

REDEEMING SHARES
--------------------------------------------------------------------------------

The Trust redeems shares at their net asset value next determined after the Trust receives the redemption request. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their shares by telephoning the Trust before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time, the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Trust to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

                                       10

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests" should be considered.

WRITTEN REQUESTS

Trust shares may also be redeemed by sending a written request to the Trust. Call the Trust for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Trust name, his account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request.


SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust, or a redemption payable other than to the shareholder of record must have their signatures on written redemption requests guaranteed by:


    - a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund which is administered by the Federal Deposit Insurance Corporation ("FDIC");
    - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;


    - a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or


    - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Trust does not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING  PAYMENT.   Normally, a  check for the  proceeds is  mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Trust's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                                       11

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.


TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed. PENNSYLVANIA CORPORATE AND PERSONAL PROPERTY TAXES

In the opinion of Houston, Houston & Donnelly, counsel to the Trust:

    - the Trust is not subject to Pennsylvania corporate or personal property taxes; and

    - Trust shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Trust would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Total return represents the change, over a specific period of time, in the value of an investment in the Trust after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Trust is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Trust over a thirty-day period by the offering price per share of the Trust on the last day of the period. This number is then annualized using semi-

                                       12

annual compounding. The yield does not necessarily reflect income actually earned by the Trust and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Trust is sold without any sales charge or other similar non-recurring charges.


From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.


                                       13

FEDERATED STOCK TRUST
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995
--------------------------------------------------------------------------------

    SHARES                                                                            VALUE
--------------     ------------------------------------------------------------    ------------
EQUITIES--88.2%
-------------------------------------------------------------------------------
                   CONSUMER DURABLES--4.4%
                   ------------------------------------------------------------
   157,400         Eastman Kodak Co.                                               $  9,857,175
                   ------------------------------------------------------------
   347,700         Mattel, Inc.                                                       9,996,375
                   ------------------------------------------------------------
   353,700         Volvo, ADR                                                         8,046,675
                   ------------------------------------------------------------    ------------
                       Total                                                         27,900,225
                   ------------------------------------------------------------    ------------
                   CONSUMER NON-DURABLES--8.1%
                   ------------------------------------------------------------
   137,800         Avon Products, Inc.                                                9,801,025
                   ------------------------------------------------------------
   207,900         IBP, Inc.                                                         12,448,012
                   ------------------------------------------------------------
   224,900         Philip Morris Cos., Inc.                                          19,004,050
                   ------------------------------------------------------------
    84,100         RJR Nabisco Holdings Corp.                                         2,586,075
                   ------------------------------------------------------------
   220,300         Reebok International Ltd.                                          7,490,200
                   ------------------------------------------------------------    ------------
                       Total                                                         51,329,362
                   ------------------------------------------------------------    ------------
                   CONSUMER SERVICES--0.8%
                   ------------------------------------------------------------
    95,600         Gannett Co., Inc.                                                  5,198,250
                   ------------------------------------------------------------    ------------
                   ELECTRONIC TECHNOLOGY--11.5%
                   ------------------------------------------------------------
   142,900         Hewlett-Packard Co.                                               13,236,112
                   ------------------------------------------------------------
   152,400         Intel Corp.                                                       10,648,950
                   ------------------------------------------------------------
    97,500         International Business Machines Corp.                              9,481,875
                   ------------------------------------------------------------
   147,910  (a)    Litton Industries, Inc.                                            5,860,934
                   ------------------------------------------------------------
   238,300         Lockheed Martin Corp.                                             16,234,188
                   ------------------------------------------------------------
   144,500         Raytheon Co.                                                       6,303,813
                   ------------------------------------------------------------
   248,200         Rockwell International Corp.                                      11,044,900
                   ------------------------------------------------------------    ------------
                       Total                                                         72,810,772
                   ------------------------------------------------------------    ------------



                                       14

FEDERATED STOCK TRUST
--------------------------------------------------------------------------------

    SHARES                                                                            VALUE
--------------     ------------------------------------------------------------    ------------
EQUITIES--CONTINUED
-------------------------------------------------------------------------------
                   ENERGY MINERALS--5.4%
                   ------------------------------------------------------------
   212,400         Chevron Corp.                                                   $  9,929,700
                   ------------------------------------------------------------
   287,200         Occidental Petroleum Corp.                                         6,174,800
                   ------------------------------------------------------------
   148,900         Texaco, Inc.                                                      10,143,813
                   ------------------------------------------------------------
   439,600         USX Corp.                                                          7,802,900
                   ------------------------------------------------------------    ------------
                       Total                                                         34,051,213
                   ------------------------------------------------------------    ------------
                   FINANCE--16.7%
                   ------------------------------------------------------------
   271,638         Allstate Corp.                                                     9,982,696
                   ------------------------------------------------------------
   146,500         American Express Co.                                               5,951,562
                   ------------------------------------------------------------
   202,000         Bank of Boston Corp.                                               8,989,000
                   ------------------------------------------------------------
   146,700         Chemical Banking Corp.                                             8,343,562
                   ------------------------------------------------------------
    99,900         CIGNA Corp.                                                        9,902,587
                   ------------------------------------------------------------
   217,200         Citicorp                                                          14,090,850
                   ------------------------------------------------------------
   182,883         Dean Witter, Discover & Co.                                        9,098,429
                   ------------------------------------------------------------
    82,700         First Interstate Bancorp                                          10,668,300
                   ------------------------------------------------------------
   248,700         Mellon Bank Corp.                                                 12,466,088
                   ------------------------------------------------------------
   174,900         Providian Corp.                                                    6,864,825
                   ------------------------------------------------------------
   182,000         Travelers Group, Inc.                                              9,191,000
                   ------------------------------------------------------------    ------------
                       Total                                                        105,548,899
                   ------------------------------------------------------------    ------------
                   HEALTH SERVICES--1.0%
                   ------------------------------------------------------------
   124,900         Smithkline Beecham Corp., ADR                                      6,479,188
                   ------------------------------------------------------------    ------------
                   HEALTH TECHNOLOGY--7.2%
                   ------------------------------------------------------------
   117,000         American Home Products Corp.                                      10,369,125
                   ------------------------------------------------------------
   184,700         Becton, Dickinson & Co.                                           12,005,500
                   ------------------------------------------------------------
   184,700         Bristol-Myers Squibb Co.                                          14,083,375
                   ------------------------------------------------------------
   159,700         Merck & Co., Inc.                                                  9,182,750
                   ------------------------------------------------------------    ------------
                       Total                                                         45,640,750
                   ------------------------------------------------------------    ------------



                                       15

FEDERATED STOCK TRUST
--------------------------------------------------------------------------------

    SHARES                                                                            VALUE
--------------     ------------------------------------------------------------    ------------
EQUITIES--CONTINUED
-------------------------------------------------------------------------------
                   INDUSTRIAL SERVICES--1.7%
                   ------------------------------------------------------------
   260,500         Baker Hughes, Inc.                                              $  5,112,312
                   ------------------------------------------------------------
   129,610  (a)    Western Atlas, Inc.                                                5,686,639
                   ------------------------------------------------------------    ------------
                       Total                                                         10,798,951
                   ------------------------------------------------------------    ------------
                   NON-ENERGY MINERALS--3.2%
                   ------------------------------------------------------------
   158,300         Aluminum Co. of America                                            8,073,300
                   ------------------------------------------------------------
   187,900         Phelps Dodge Corp.                                                11,908,163
                   ------------------------------------------------------------    ------------
                       Total                                                         19,981,463
                   ------------------------------------------------------------    ------------
                   PROCESS INDUSTRIES--4.2%
                   ------------------------------------------------------------
   154,800         Du Pont (E.I.) de Nemours & Co.                                    9,655,650
                   ------------------------------------------------------------
   123,800         Eastman Chemical Co.                                               7,366,100
                   ------------------------------------------------------------
   356,000         Praxair, Inc.                                                      9,612,000
                   ------------------------------------------------------------    ------------
                       Total                                                         26,633,750
                   ------------------------------------------------------------    ------------
                   PRODUCER MANUFACTURING--11.1%
                   ------------------------------------------------------------
   175,800  (a)    FMC Corp.                                                         12,591,675
                   ------------------------------------------------------------
   207,900         General Electric Co.                                              13,149,675
                   ------------------------------------------------------------
    72,300         ITT Corp.                                                          8,856,750
                   ------------------------------------------------------------
    77,600         Loews Corp.                                                       11,378,100
                   ------------------------------------------------------------
   150,500         Philips Electronics N.V., ADR                                      5,813,063
                   ------------------------------------------------------------
   216,400         Textron, Inc.                                                     14,877,500
                   ------------------------------------------------------------
   250,000         Westinghouse Electric Corp.                                        3,531,250
                   ------------------------------------------------------------    ------------
                       Total                                                         70,198,013
                   ------------------------------------------------------------    ------------
                   RETAIL TRADE--2.6%
                   ------------------------------------------------------------
   210,200         American Stores Co.                                                6,279,725
                   ------------------------------------------------------------
   293,300         Sears, Roebuck & Co.                                               9,972,200
                   ------------------------------------------------------------    ------------
                       Total                                                         16,251,925
                   ------------------------------------------------------------    ------------



                                       16

FEDERATED STOCK TRUST
--------------------------------------------------------------------------------

    SHARES                                                                            VALUE
--------------     ------------------------------------------------------------    ------------
EQUITIES--CONTINUED
-------------------------------------------------------------------------------
                   TECHNOLOGY SERVICES--2.3%
                   ------------------------------------------------------------
   291,600         General Motors Corp., Class E                                   $ 13,741,650
                   ------------------------------------------------------------
    50,000  (a)    DST Systems, Inc.                                                  1,050,000
                   ------------------------------------------------------------    ------------
                       Total                                                         14,791,650
                   ------------------------------------------------------------    ------------
                   TRANSPORTATION--1.5%
                   ------------------------------------------------------------
   134,100         Consolidated Rail Corp.                                            9,219,375
                   ------------------------------------------------------------    ------------
                   UTILITIES--6.5%
                   ------------------------------------------------------------
   230,800         AT&T Corp.                                                        14,771,200
                   ------------------------------------------------------------
    97,400         CMS Energy Corp.                                                   2,690,675
                   ------------------------------------------------------------
   136,100  (a)    Columbia Gas System, Inc.                                          5,239,850
                   ------------------------------------------------------------
   154,100         Enron Corp.                                                        5,297,187
                   ------------------------------------------------------------
    95,200         FPL Group, Inc.                                                    3,986,500
                   ------------------------------------------------------------
   355,200         MCI Communications Corp.                                           8,857,800
                   ------------------------------------------------------------    ------------
                       Total                                                         40,843,212
                   ------------------------------------------------------------    ------------
                     TOTAL EQUITIES (IDENTIFIED COST $379,383,732)                  557,676,998
                   ------------------------------------------------------------    ------------
                                                                                   ------------
CONVERTIBLE SECURITIES--4.6%
-------------------------------------------------------------------------------
                   CONSUMER NON-DURABLES--1.0%
                   ------------------------------------------------------------
 1,006,900         RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $.60             6,293,125
                   ------------------------------------------------------------    ------------
                   FINANCE--2.3%
                   ------------------------------------------------------------
   144,800         Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12             7,801,100
                   ------------------------------------------------------------
   109,000         Sunamerica, Inc., Conv. Pfd., Series E, $3.10                      6,758,000
                   ------------------------------------------------------------    ------------
                       Total                                                         14,559,100
                   ------------------------------------------------------------    ------------
                   PRODUCER MANUFACTURING--1.3%
                   ------------------------------------------------------------
   600,000  (b)    Westinghouse Electric Corp., PEPS, Series C, $1.30                 8,386,200
                   ------------------------------------------------------------    ------------
                     TOTAL CONVERTIBLE SECURITIES (IDENTIFIED COST $29,434,550)      29,238,425
                   ------------------------------------------------------------    ------------
                                                                                   ------------



                                       17

FEDERATED STOCK TRUST
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                               VALUE
--------------  ------------------------------------------------------------  ------------

(c) REPURCHASE AGREEMENT--6.4%
-------------------------------------------------------------------------------
$40,630,000        J.P. Morgan & Co., Inc., 5.90%, dated 10/31/1995, due
                   11/1/1995 (at amortized cost)                                   $ 40,630,000
                   ------------------------------------------------------------    ------------
                     TOTAL INVESTMENTS (IDENTIFIED COST $449,448,282) (d)          $627,545,423
                   ------------------------------------------------------------    ------------
                                                                                   ------------



(a) Non-income producing security.


(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. This security has been determined to be liquid under criteria established by the Board of Trustees. At the end of the period, this security amounted to $8,386,200 which represents 1.3% of net assets.



(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.



(d) The cost of investments for federal tax purposes amounts to $449,448,282. The net unrealized appreciation of investments on a federal tax basis amounts to $178,097,141 which is comprised of $182,172,900 appreciation and $4,075,759 depreciation at October 31, 1995.


Note: The  categories of  investments are  shown as  a percentage  of net assets
      ($632,069,224) at October 31, 1995.

The following acronym(s) are used throughout this portfolio:

ADR      --American Depository Receipt
PEPS     --Participating Equity Preferred Stock
STRYPES  --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

                                       18

FEDERATED STOCK TRUST

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost
$449,448,282)                                                       $627,545,423
------------------------------------------------------------------
Income receivable                                                        892,392
------------------------------------------------------------------
Receivable for investments sold                                       18,042,355
------------------------------------------------------------------
Receivable for shares sold                                               694,141
------------------------------------------------------------------  ------------
    Total assets                                                     647,174,311
------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------
Payable for investments purchased                      $14,382,362
-----------------------------------------------------
Payable for shares redeemed                                112,361
-----------------------------------------------------
Payable to Bank                                            442,752
-----------------------------------------------------
Accrued expenses                                           167,612
-----------------------------------------------------  -----------
    Total liabilities                                                 15,105,087
------------------------------------------------------------------  ------------
NET ASSETS for 20,618,044 shares outstanding                        $632,069,224
------------------------------------------------------------------  ------------
                                                                    ------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------
Paid in capital                                                     $408,742,044
------------------------------------------------------------------
Net unrealized appreciation of investments                           178,097,141
------------------------------------------------------------------
Accumulated net realized gain on investments                          45,016,155
------------------------------------------------------------------
Undistributed net investment income                                      213,884
------------------------------------------------------------------  ------------
    Total Net Assets                                                $632,069,224
------------------------------------------------------------------  ------------
                                                                    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
------------------------------------------------------------------
$632,069,224  DIVIDED BY 20,618,044 shares outstanding              $      30.66
------------------------------------------------------------------  ------------
                                                                    ------------


(See Notes which are an integral part of the Financial Statements)

                                       19

FEDERATED STOCK TRUST

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------
Dividends                                                           $ 14,369,895
------------------------------------------------------------------
Interest                                                               1,492,354
------------------------------------------------------------------  ------------
    Total income                                                      15,862,249
------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------
Investment advisory fee                                $ 4,305,810
-----------------------------------------------------
Administrative personnel and services fee                  440,833
-----------------------------------------------------
Custodian fees                                             102,829
-----------------------------------------------------
Transfer and dividend disbursing agent fees and
expenses                                                   325,617
-----------------------------------------------------
Directors'/Trustees' fees                                   11,909
-----------------------------------------------------
Auditing fees                                               14,993
-----------------------------------------------------
Legal fees                                                  13,307
-----------------------------------------------------
Portfolio accounting fees                                   93,188
-----------------------------------------------------
Shareholder services fee                                 1,455,815
-----------------------------------------------------
Share registration costs                                    41,571
-----------------------------------------------------
Printing and postage                                        28,297
-----------------------------------------------------
Insurance premiums                                          10,106
-----------------------------------------------------
Taxes                                                       17,098
-----------------------------------------------------
Miscellaneous                                               28,717
-----------------------------------------------------  -----------
    Total expenses                                       6,890,090
-----------------------------------------------------
Waivers--
------------------------------------------
  Waiver of investment advisory fee         $(128,351)
------------------------------------------
  Waiver of shareholder services fee         (873,483)
------------------------------------------  ---------
    Total waivers                                       (1,001,834)
-----------------------------------------------------  -----------
      Net expenses                                                     5,888,256
------------------------------------------------------------------  ------------
        Net investment income                                          9,973,993
------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
------------------------------------------------------------------
Net realized gain on investments                                      45,305,647
------------------------------------------------------------------
Net change in unrealized appreciation of investments                  58,089,861
------------------------------------------------------------------  ------------
  Net realized and unrealized gain on investments                    103,395,508
------------------------------------------------------------------  ------------
    Change in net assets resulting from operations                  $113,369,501
------------------------------------------------------------------  ------------
                                                                    ------------



(See Notes which are an integral part of the Financial Statements)

                                       20

FEDERATED STOCK TRUST

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31,
                                                    ----------------------------
                                                        1995           1994
                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------
OPERATIONS--
--------------------------------------------------
Net investment income                               $   9,973,993  $  10,271,797
--------------------------------------------------
Net realized gain (loss) on investments
($45,017,308 net gain and $15,441,993 net gain,
respectively, as computed for federal tax
purposes)                                              45,305,647     15,153,654
--------------------------------------------------
Net change in unrealized appreciation                  58,089,861         89,647
--------------------------------------------------  -------------  -------------
  Change in net assets resulting from operations      113,369,501     25,515,098
--------------------------------------------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------
Distributions from net investment income              (10,498,641)    (9,572,779)
--------------------------------------------------
Distributions from net realized gains                 (15,442,313)   (16,842,679)
--------------------------------------------------  -------------  -------------
  Change in net assets resulting from
    distributions to shareholders                     (25,940,954)   (26,415,458)
--------------------------------------------------  -------------  -------------
SHARE TRANSACTIONS--
--------------------------------------------------
Proceeds from sale of shares                          146,619,990    265,476,902
--------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                   13,596,554     13,333,198
--------------------------------------------------
Cost of shares redeemed                              (216,239,762)  (231,307,977)
--------------------------------------------------  -------------  -------------
  Change in net assets resulting from share
    transactions                                      (56,023,218)    47,502,123
--------------------------------------------------  -------------  -------------
    Change in net assets                               31,405,329     46,601,763
--------------------------------------------------
NET ASSETS:
--------------------------------------------------
Beginning of period                                   600,663,895    554,062,132
--------------------------------------------------  -------------  -------------
End of period (including undistributed net
investment income of $213,884 and $738,532,
respectively)                                       $ 632,069,224  $ 600,663,895
--------------------------------------------------  -------------  -------------
                                                    -------------  -------------



(See Notes which are an integral part of the Financial Statements)

                                       21

FEDERATED STOCK TRUST

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995
--------------------------------------------------------------------------------


(1) ORGANIZATION


Federated Stock Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company.


(2) SIGNIFICANT ACCOUNTING POLICIES


The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at the prices provided by an independent pricing service.

    REPURCHASE AGREEMENTS--It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

    The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    FEDERAL TAXES--It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and
                                       22

FEDERATED STOCK TRUST
--------------------------------------------------------------------------------
    maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


    RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Trust or in connnection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resales. The Trust's restricted security is valued at the price provided by dealers in the secondary market or, if no market price is available, at the fair value as determined by the Trust's pricing committee.



    Additional information on each restricted security held at October 31, 1995 is as follows:

                              SECURITY                                  ACQUISITION DATE     ACQUISITION COST
--------------------------------------------------------------------  ---------------------  ----------------
Westinghouse Electric Corp., PEPS, Series C, $1.30                      09/26/95 - 09/28/95  $     9,175,000



    OTHER--Investment transactions are accounted for on the trade date.


(3) SHARES OF BENEFICIAL INTEREST


The  Declaration of Trust permits  the Trustees to issue  an unlimited number of
full  and  fractional  shares  of  beneficial  interest  (without  par   value).
Transactions in shares were as follows:

                                                                      YEAR ENDED OCTOBER 31,
                                                                     -------------------------
                                                                        1995          1994
-------------------------------------------------------------------  ----------    -----------
Shares sold                                                           5,349,711     10,334,187
-------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared      541,686        526,068
-------------------------------------------------------------------
Shares redeemed                                                      (8,086,028)    (9,032,374)
-------------------------------------------------------------------  ----------    -----------
  Net change resulting from share transactions                       (2,194,631)     1,827,881
-------------------------------------------------------------------  ----------    -----------
                                                                     ----------    -----------




(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES



    INVESTMENT ADVISORY FEE--Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee up to .75 of 1% of the Trust's average daily net assets. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares

FEDERATED STOCK TRUST
--------------------------------------------------------------------------------
    under   federal  and  state   laws,  expenses  of   withholding  taxes,  and
    extraordinary expenses) exceed 1% of average daily net assets of the Trust.

    ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Trust with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

    SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay Federated Shareholder Services up to .25 of 1% of average daily net assets of the Trust for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

    TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Trust. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

    PORTFOLIO ACCOUNTING FEES--FServ also maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

    GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


(5) INVESTMENT TRANSACTIONS


Purchases and sales of investments, excluding short-term securities, for the fiscal year ended October 31, 1995, were as follows:

Purchases                                                          $236,895,317
-----------------------------------------------------------------  ------------
Sales                                                              $323,578,779
-----------------------------------------------------------------  ------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


To the Trustees and Shareholders of
FEDERATED STOCK TRUST:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock Trust as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights (see page 2 of this prospectus) for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Stock Trust at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Pittsburgh, Pennsylvania
December 8, 1995

ADDRESSES
--------------------------------------------------------------------------------

Federated Stock Trust                        Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Distributor
              Federated Securities Corp.     Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Investment Adviser
              Federated Management           Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Custodian
              State Street Bank and Trust
              Company                        P.O. Box 8600
                                             Boston, Massachusetts 02266-8600
--------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing
              Agent
              Federated Services Company     P.O. Box 8600
                                             Boston, Massachusetts 02266-8600
--------------------------------------------------------------------------------

Independent Auditors
              Ernst & Young LLP              One Oxford Centre
                                             Pittsburgh, Pennsylvania 15219
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FEDERATED STOCK TRUST

                                 PROSPECTUS
                                 A No-Load, Open-End,
                                 Diversified Management
                                 Investment Company
                                 December 31, 1995




[FEDERATED SECURITIES CORP. LOGO]
           Distributor
           A subsidiary of FEDERATED INVESTORS
           FEDERATED INVESTORS TOWER
           PITTSBURGH, PA 15222-3779
           Cusip 313900102
           8120102A (12/95)                [RECYCLED PAPER LOGO]
                                           RECYCLED
                                           PAPER



                                                           FEDERATED STOCK TRUST
                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information should be read with the prospectus of the Federated Stock Trust (the "Trust") dated December 31, 1995. This Statement is not a prospectus itself. To receive a copy of the prospectus, write or call Federated Stock Trust.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779


                        Statement dated December 31, 1995


FEDERATED SECURITIES CORP.

Distributor
A subsidiary of FEDERATED INVESTORS



GENERAL INFORMATION ABOUT THE TRUST1

INVESTMENT OBJECTIVE AND POLICIES  1

 TYPES OF INVESTMENTS              1
 WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS    1
 PORTFOLIO TURNOVER                1
 INVESTMENT LIMITATIONS            1
FEDERATED STOCK TRUST MANAGEMENT   3

 OFFICERS AND TRUSTEES
 THE FUNDS                         7
 TRUST OWNERSHIP                   8
 TRUSTEES COMPENSATION             8
 TRUSTEE LIABILITY                 8
INVESTMENT ADVISORY SERVICES       9

 ADVISER TO THE TRUST              9
 ADVISORY FEES                     9
OTHER SERVICES                     9

 TRUST ADMINISTRATION              9
 CUSTODIAN AND PORTFOLIO RECORDKEEPER   9
 TRANSFER AGENT                    9
 INDEPENDENT AUDITOR               9
ADMINISTRATIVE SERVICES            9

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT 9

SHAREHOLDER SERVICES AGREEMENT    10

BROKERAGE TRANSACTIONS            10

PURCHASING SHARES                 10



 CONVERSION TO FEDERAL FUNDS      10
DETERMINING NET ASSET VALUE       10

 DETERMINING MARKET VALUE OF SECURITIES 11
REDEEMING SHARES                  11

 REDEMPTION IN KIND`              11
 MASSACHUSETTS PARTNERSHIP LAW    11
EXCHANGING SECURITIES FOR TRUST SHARES  11

 TAX CONSEQUENCES                 12
TAX STATUS                        12

 THE TRUST'S TAX STATUS           12
 SHAREHOLDERS' TAX STATUS         12
TOTAL RETURN                      12

YIELD                             12

PERFORMANCE COMPARISONS           13

ABOUT FEDERATED INVESTORS         14



GENERAL INFORMATION ABOUT THE TRUST

Federated Stock Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated December 30, 1981. On May 2, 1993, the shareholders of the Trust voted to permit the Trust to offer separate series and classes of shares.
INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide growth of income and capital by investing principally in a professionally-managed and diversified portfolio of common stocks of high quality companies.
TYPES OF INVESTMENTS
Although the Trust may invest in other securities of these companies and in money market instruments, it is the Trust's policy to invest at least 80% of its portfolio in common stocks. The above investment objective and policies cannot be changed without approval of shareholders.
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Trust may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFederal Land Banks;
     oCentral Bank for Cooperatives;



     oFederal Intermediate Credit Banks;
     oFederal Home Loan Banks;
     oFarmers Home Administration; and
     oFederal National Mortgage Association.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are segregated on the Trust`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
PORTFOLIO TURNOVER
The Trust will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective. For the fiscal years ended October 31, 1995, and 1994, the portfolio turnover rates were 42% and 28%, respectively.

INVESTMENT LIMITATIONS
The Trust will not change any of the investment limitations described below without approval of shareholders, unless indicated otherwise
  SELLING SHORT AND BUYING ON MARGIN
     The Trust will not make short sales of or purchase any securities on margin, except for such credits as are necessary for the clearance of transactions.



  BORROWING MONEY
     The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests where the liquidation of portfolio securities is deemed inconvenient or disadvantageous. While any such borrowings are outstanding, no purchases of investment securities will be made by the Trust.
  PLEDGING ASSETS
     The Trust will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings. It may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Trust's total assets.
  DIVERSIFICATION OF INVESTMENTS
     The Trust will not purchase the securities of any issuer, except cash, cash instruments and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in the securities of such issuer.
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Trust may not invest in securities of a company for the purpose of exercising control or management. However, the Trust will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the Trust's best interest. From time to time the Trust, together with other investment companies advised by the Adviser or its affiliated companies, may buy and hold substantial amounts of the voting stock of a company, and all such stock may be voted together in regard to the company's affairs In some cases, the Trust and other investment companies advised by the Adviser or its affiliated companies holding such stock might collectively be considered to be in control of such a company . Officers or affiliates of the Trust might possibly become directors of companies in which the Trust holds stock.
  PURCHASING SECURITIES OF OTHER ISSUERS
     The Trust will not invest in securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponser or dealer results from such purchjases other than the customary broker's commission or except when such a purchase, though not made in open market, is part of a plan of merger or consolidation.
  INVESTING IN NEW ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE
  TRUST
     The Trust will not invest more than 5% of the value of the total assets of the Trust in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor.
  INVESTING IN ISSUERS
     The Trust will not purchase or retain the securities of any issuer other than the securities of the Trust, if, to the Trust's knowledge, those officers and Trustees of the Trust, or of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.
  UNDERWRITING
     The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies and limitations.
  INVESTING IN REAL ESTATE
     The Trust will not purchase or sell real estate, but this shall not prevent the Trust from investing in Municipal Bonds secured by real estate or interest therein.
  INVESTING IN COMMODITIES OR MINERALS
     The Trust will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs.
  LENDING CASH OR SECURITIES
     The Trust will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective.
  CONCENTRATION OF INVESTMENTS IN ONE INDUSTRY
     The Trust will not invest more than 25% of the value of its total assets in one industry.
  ISSUING SENIOR SECURITIES
     The Trust will not issue senior securities except as permitted by its investment objective, policies and limitations.
  DEALING IN PUTS AND CALLS
     The Trust will not write, purchase or sell puts, call, straddles or spreads or any combinations thereof.
  RESTRICTED SECURITIES
     The Trust will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4 (2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.



Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Trust did not borrow money, pledge securities, or purchase restricted securities in excess of 5% of the value of its total assets during the last fiscal year and has no present intent to do so in the coming fiscal year. This representation may be changed without shareholder vote to the extent permitted by the above restrictions.

FEDERATED STOCK TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Stock Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Vice President of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA



Bithdate  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.



James E. Dowd
Director, Federated Securities Corp.
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-Law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.;



Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
Seacliff
562 Bellevue Avenue
Newport, RI
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center-Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee



President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; Funding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 2, 1929



President
Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp. and Federated Administrative Services.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated



Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


 John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947



Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Senior Vice President, Federated Shareholder Services; Vice President, Federated Administrative Services; Treasurer of some of the Funds.


* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.;



Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
TRUST OWNERSHIP
Officers and Trustees as a group own less than 1% of the Fund`s outstanding shares.
As of December 4, 1995, the following shareholders of record owned 5% or more of the outstanding shares of Federated Stock Trust: Charles Schwab & Co., Inc., San Francisco, CA, 6.75%; and Boston Safe Deposit & Trust Co., Medford, MA, 5.01%.
TRUSTEES COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
TRUST              TRUST*#          FROM FUND COMPLEX +


John F. Donahue     $0             $0 for the Trust and



Chairman and Trustee                    68 other investment companies in the
Fund Complex
Thomas G. Bigley    $2,458         $20,688 for the Trust and
Trustee                            49 other investment companies in the Fund
Complex
John T. Conroy, Jr. $3,520         $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
William J. Copeland $3,520         $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
Glen R. Johnson     $0             $0 for the Trust and
President and Trustee                   14 other investment companies in the
Fund Complex
James E. Dowd       $3,520         $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
Lawrence D. Ellis, M.D.            $3,166    $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
Edward L. Flaherty, Jr.            $3,520    $117,202 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
Peter E. Madden     $2,757         $90,563 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
Gregor F. Meyer     $3,166         $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
John E. Murray, Jr.,               $1,762    $0 for the Trust and



Trustee                            64 other investment companies in the Fund
Complex
Wesley W. Posvar    $3,166         $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex
Marjorie P. Smuts   $3,166         $106,460 for the Trust and
Trustee                            64 other investment companies in the Fund
Complex


*Information is furnished for the fiscal year ended October 31, 1995.
#The aggregate compensation is provided for the Trust which is comprised of 15 portfolios.
+The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST
The Trust's investment Adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The adviser shall not be liable to the Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended October 31, 1995, 1994, and 1993, the Trust's Adviser earned $4,305,810, $4,204,915, and $3,466,826, respectively, of which $128,351 was waived for the period ended October 31, 1995.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Trust's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2 1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1 1/2% per year of the remaining average net assets, the adviser will reimburse the Trust for its expenses over the limitation.
     If the Trust's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.



OTHER SERVICES

TRUST ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Trust for a fee described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, (the "Administrators.") For the fiscal year ended October 31, 1995, the Administrators collectively earned $440,833. For the fiscal years ended October 31, 1994, and 1993, Federated Administrative Services and Federated Administrative Services, Inc. earned $528,231 and $638,234, respectively.
Dr. Henry J. Gailliot, an officer of Federated Management, the Adviser to the Trust, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
CUSTODIAN AND PORTFOLIO RECORDKEEPER.
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Trust. It also provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. TRANSFER AGENT .
As transfer agent, Federated Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.
INDEPENDENT AUDITOR
The independent auditors for the Trust are Ernst & Young LLP, Pittsburgh, Pennsylvania.



SHAREHOLDER SERVICES AGREEMENT

This arrangement permits the payment of fees to Federated Shareholder Services and to financial institutions to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Shareholder Services Agreement, the Trustees expect that the Trust will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder record keeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts. For the fiscal period ending October 31, 1995, payments in the amount of $1,455,815 were made pursuant to the Shareholder Services Agreement, of which $873,483 was waived.
BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust/Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust/Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended October 31, 1995, 1994, and 1993, the Trust paid total brokerage commissions of $549,947, $271,265, and $336,440, respectively.
Although investment decisions for the Trust/Fund are made independently from those of the other accounts managed by the adviser, investments of the type theTrust/Fund may make may also be made by those other accounts. When the Trust/Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust/Fund or the size of the position obtained or disposed of by the Trust/Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust/Fund.
PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Trust is explained in the prospectus under "Investing in the Trust."
CONVERSION TO FEDERAL FUNDS
It is the Trust's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which the net asset value is calculated by the Trust are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Trust's portfolio securities are determined as follows:
   o for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;
   o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices and for bonds and other fixed income securities as determined by an independent pricing service;
   o for unlisted equity securities, the latest bid prices;

   o for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less, at the time of purchase, at amortized cost; or
   o for all other securities, at fair value as determined in good faith by the Trustees.

REDEEMING SHARES

The Trust redeems shares at the next computed net asset value after the Trust receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.



REDEMPTION IN KIND
The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.
In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.
EXCHANGING SECURITIES FOR TRUST SHARES

Investors may exchange certain securities they already own for Trust shares, or they may exchange a combination of securities and cash for Trust shares. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Trust will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.
The Trust values securities in the same manner as the Trust values its assets. The basis of the exchange will depend upon the net asset value of Trust shares on the day the securities are valued. One share of the Trust will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Trust, along with the securities.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Trust shares, a gain or loss may be realized by the investor.
TAX STATUS

THE TRUST'S TAX STATUS
The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Trust must, among other requirements:



   o derive at least 90% of its gross income from dividends, interest, and gain from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. At least a percentage of dividends paid by the Trust will generally qualify for the shareholder's $100 dividends received deduction available to corporations. The percentage is based on and equal to the proportion of the Trust's gross income derived from dividends of domestic corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Trust shares.
TOTAL RETURN


The Trust's average annual total returns for the one-year, five-year and ten-year periods ended October 31, 1995, were 21.98%, 18.62%, and 12.80%, respectively. The Trust's average annual total return since inception was 15.46%.

The average annual total return for the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.
YIELD


The Trust's yield for the thirty-day period ended October 31, 1995, was 1.39%.

The yield for the Trust is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Trust over a thirty-day period by the offering price per share of the Trust on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Trust because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Trust, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Trust's performance depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;



   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in Trust expenses; and
   o various other factors.
The Trust's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

   O LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Trust will quote it Lipper ranking in the "growth and income funds" category in advertising and sales literature.
   o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.
   o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Investors may also consult the fund evaluation consulting universes listed below. Consulting universes may be composed of pension, profit sharing, commingled, endowment/foundation, and mutual funds.
   o FIDUCIARY CONSULTING GRID UNIVERSE, for example, is composed of over 1,000 funds, representing 350 different investment managers, divided into subcategories based on asset mix. The funds are ranked quarterly based on performance and risk characteristics.
   o SEI data base for equity funds includes approximately 900 funds, representing 361 money managers, divided into fund types based on investor groups and asset mix. The funds are ranked every three, six, and twelve months.
   o MERCER MEIDINGER, INC. compiles a universe of approximately 600 equity funds, representing about 500 investment managers, and updates their rankings each calendar quarter as well as on a one, three, and five year basis.



Advertisements and other sales literature for the Trust may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Trust based on quarterly reinvestment of dividends over a specified period of time.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the equity sector, Federated Investors has more than 25 years' experience. As of December 31, 1995, Federated Investors managed 15 equity funds totaling approximately $4 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.
MUTUAL FUND MARKET



Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated Investors mutual funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms-- supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.

*source:  Investment Company Institute



CUSIP 313900102
8120102B (12/94)



FEDERATED STOCK TRUST
--------------------------------------------------------------------------------

              ANNUAL REPORT FOR FISCAL YEAR ENDED OCTOBER 31, 1995

    MANAGEMENT DISCUSSION AND ANALYSIS:

    ----------------------------------------------------------------------------


        During the fiscal year ended October 31, 1995, the U.S. stock market advanced strongly, with the Standard & Poor's 500 Index* ("S&P 500") recording a total return of 26.4%.* This compares to a modest 3.9% for the 12 months ended October 31, 1994. Total return for Federated Stock Trust (the "Trust") in the fiscal year ended October 31, 1995, was 22.0%** vs. 20.2% for the Lipper Growth & Income Funds Average. This ranked the Trust 141st out of 408 Lipper Growth and Income Funds, or in the 34th percentile, for the period ended October 31, 1995, according to Lipper Analytical Services, Inc.***



        Recent market strength was concentrated in large capitalization stocks which substantially influenced results of the S&P 500 Index. In contrast, the Russell 2000 Index**, a popular benchmark for small cap stocks had a total return of only 16.2% for the year ended October 31, 1995.



        Market strength over the past year has been linked to declining interest rates and continuing strong growth in corporate profits. The 30 year U.S. Treasury bond yield has declined from 8.1% to roughly 6.2%. Aggregate corporate earnings for U.S. companies have shown 12-15% gains in the past three quarters vs. 1994. The consensus forecast at this time is for a rather benign inflation and interest rate environment, as well as moderate real growth in U.S. economic activity of, perhaps 2.0-2.5% annual rate. These economic factors and the substantial rise in the stock market over the past year dictates increased particularity in stock selection at this time.



        The best performing sector over the past year has been the Technology sector, although many stocks in this area have experienced corrections over the past few months. We reduced our portfolio weighting in Technology a few months ago, but remain modestly overweight relative to the S&P 500, given the excellent long-term outlook. The Finance sector has also performed well over the past year and the Trust continues to have a significant exposure to this group.


        As part of our portfolio management process in determining relative sector weightings, we also attempt to identify underlying investment themes. Some companies fit more than one theme. At this time, the major themes in the Trust's portfolio are as follows:




         (1) Beneficiaries of corporate "restructuring," such as AT&T, ITT, and CIGNA.



         (2) Industry consolidation; Lockheed Martin in the aerospace/defense industry, and First Interstate in banking are examples.


         (3) Companies which generate significant excess cash flow such as Philip Morris and FMC.

         (4) Dominant companies with superior management; General Electric, Citicorp and Philip Morris fit this description.

         (5) The Technology revolution; major "plays" include Hewlett Packard, IBM, and General Motors, Class "E" (EDS).


        While some market observers express concern with overvaluation in the current market, we believe good long-term values can be identified by our disciplined process and careful fundamental research. An important part of our management process is our emphasis on controlling risk through diversification and attention to valuation of individual stocks.



  *INDICES, UNLIKE MUTUAL FUNDS, ARE UNMANAGED.





 **PERFORMANCE  QUOTED  REPRESENTS  PAST   PERFORMANCE.  INVESTMENT  RETURN   ON
   PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.



***PAST PERFORMANCE IS  NOT INDICATIVE  OF FUTURE RESULTS.  LIPPER RANKINGS  ARE
   BASED ON TOTAL RETURN AND DO NOT TAKE SALES CHARGES INTO ACCOUNT. DURING THE RANKING PERIODS, CERTAIN FUND EXPENSES WERE WAIVED AND/OR ADVANCED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER. IN ADDITION, THE TRUST RANKED 31 OUT OF 187 LIPPER GROWTH AND INCOME FUNDS FOR THE 5-YEAR PERIOD ENDED OCTOBER 31, 1995, ACCORDING TO LIPPER ANALYTICAL SERVICES, INC. THE TRUST ALSO RANKED 69 OUT OF 117 LIPPER GROWTH AND INCOME FUNDS FOR THE 10-YEAR PERIOD ENDED OCTOBER 31, 1995, ACCORDING TO LIPPER ANALYTICAL SERVICES, INC.


FEDERATED STOCK TRUST
--------------------------------------------------------------------------------

              GROWTH OF $25,000 INVESTED IN FEDERATED STOCK TRUST


    The graph below illustrates the hypothetical investment of $25,000 in the Federated Stock Trust (the "Trust") from October 31, 1985, to October 31, 1995; compared to the Standard & Poor's 500 Index ("S&P 500")+ and the Lipper Growth and Income Funds Average ("LGIFA").++



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC



           FEDERATED STOCK TRUST   S&P 500     LGIFA
10/31/85                 $25,000    $25,000    $25,000
10/31/86                 $32,956    $33,286    $32,045
10/31/87                 $33,500    $35,398    $32,381
10/31/88                 $37,415    $40,649    $37,673
10/31/89                 $42,458    $51,328    $45,384
10/31/90                 $35,512    $47,470    $40,927
10/31/91                 $48,828    $63,374    $54,638
10/31/92                 $54,097    $69,666    $59,588
10/31/93                 $65,394    $80,036    $69,563
10/31/94                 $68,368    $83,134    $71,316
10/31/95                 $83,394   $105,046    $85,744





       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 1995



1 Year.........................................................      21.98%
5 Year.........................................................      18.62%
10 Year........................................................      12.80%
Start of Performance (3/31/82).................................      15.96%






PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE TRUST'S PROSPECTUS DATED DECEMBER 31, 1995, AND, TOGETHER WITH THE FINANCIAL STATEMENTS CONTAINED THEREIN, CONSTITUTES THE TRUST'S ANNUAL REPORT.



 *The Trust's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.


 +The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Trust's performance. This index is unmanaged.


++The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc., as falling into the category, and is not adjusted to reflect any sales loads. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



[FEDERATED LOGO]
              -----------------------------------------------------------------
              Distributor
              Cusip 313900102
              006682-ARS (12/95)

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              [RECYCLED LOGO]

                RECYCLED
                  PAPER


                                    APPENDIX

A. The graphic presentation here displayed consists of a legend in the lower left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $25,000 in Federated Stock Trust on October 31, 1985, would have grown to $83,394 by September 30, 1995. The "x" axis reflects the cost of investment, the "y" axis reflects computation periods from 1985 to 1995, and the right margin reflects a total investment range from $0 to $125,000. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to